EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


    We consent to the incorporation by reference in this Registration Statement of Standex International Corporation, on Form S-8 of our report dated August 20, 1997, appearing in and incorporated by reference in the Annual Report on Form 10-K of Standex International Corporation for the year ended June 30, 1997.


                               /s/  DELOITTE & TOUCHE LLP
                               DELOITTE & TOUCHE LLP

                               Boston, Massachusetts
                               January 26, l998